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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 8, 2003

                             American Airlines, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                      1-2691                         13-1502798
(State of Incorporation)     (Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas                               76155
(Address of principal executive offices)                              (Zip Code)

                                 (817) 963-1234
              (Registrant's telephone number, including area code)

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ITEM 7. Financial Statements and Exhibits

(c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-84292) of American Airlines, Inc. ("American"). The Registration Statement and the final Prospectus Supplement, dated June 30, 2003, to the Prospectus, dated March 21, 2002, relate to the offering of American's Class G Pass Through Certificates, Series 2003-1.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    American Airlines, Inc.

                                                    /s/ Charles D. MarLett
                                                    ____________________________
                                                    Charles D. MarLett
                                                    Corporate Secretary

Dated: August 29, 2003

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                                  EXHIBIT INDEX

Exhibit
Number            Description of Document

1 Underwriting Agreement, dated as of June 30, 2003, between American and Citigroup Global Markets Inc.

4(a)(1) Pass Through Trust Agreement, dated as of March 21, 2002, between American and State Street Bank and Trust Company of Connecticut, National Association, as Trustee (filed as
                  Exhibit 4(a)(1) to the Form 8-K, dated November 25, 2002, of American (SEC File #: 001-02691))

4(a)(2) Trust Supplement No. 2003-1G, dated as of July 8, 2003, between American and the Pass Through Trustee

4(a)(3) Form of American Airlines Pass Through Certificate, Series 2003-1G (included in Exhibit 4(a)(2))

4(b)(1)           Intercreditor Agreement, dated as of July 8, 2003, among U.S.
                  Bank Trust National Association, as Pass Through Trustee (the "Pass Through Trustee"), Citibank, N.A., as Class G Liquidity Provider (the "Liquidity Provider"), U.S. Bank Trust National Association, as Subordination Agent (the "Subordination Agent") and Ambac Assurance Corporation, as Policy Provider (the "Policy Provider")

4(c)(1) Revolving Credit Agreement (2003-1G), dated as of July 8, 2003, between the Subordination Agent and the Liquidity Provider

4(d)(1) Ambac Assurance Corporation Financial Guaranty Insurance Policy, dated July 8, 2003, Policy No. AB0686BE, and the corresponding Certificate Guaranty Insurance Policy Endorsement, dated July 8, 2003, issued to U.S. Bank Trust National Association, as Subordination Agent and Trustee, and Citibank, N.A., as Class G Liquidity Provider

4(d)(2) Insurance and Indemnity Agreement, dated as of July 8, 2003, by and among the Policy Provider, American, the Subordination Agent and the Pass Through Trustee

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4(d)(3)           Indemnification Agreement, dated as of June 30, 2003, by and among American, the Policy Provider, Citigroup Global Markets Inc., Morgan Securities Inc., Merrill Lynch Pierce Fenner & Smith Incorporated, and Morgan Stanley & Co. Incorporated.

4(e)(1) Participation Agreement, dated as of July 8, 2003, among American, the Pass Through Trustee, U.S. Bank Trust National Association, as Loan Trustee (the "Loan Trustee"), and U.S. Bank Trust National Association, in its individual capacity as set forth therein, relating to one Boeing 737-823 aircraft bearing United States registration number N961AN ("N961AN")

4(e)(2) Indenture and Security Agreement, dated as of July 8, 2003, between American and the Loan Trustee, relating to N961AN

4(e)(3)           Form of Indenture Supplement, relating to N961AN (included in
                  Exhibit 4(e)(2))

4(e)(4) Form of Series 2003-1 Equipment Notes, relating to N961AN (included in Exhibit 4(e)(2))

23(a)             Consent, dated June 26, 2003, of Aircraft Information
                  Services, Inc.

23(b)             Consent, dated June 26, 2003, of BK Associates, Inc.

23(c)             Consent, dated June 26, 2003, of Morton Beyer & Agnew

99(a)             Schedule I

         Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99(a) filed herewith contains a list of other documents applicable to the Boeing aircraft that relate to the offering of American's Pass Through Certificates, Series 2003-1, which documents are substantially identical to those applicable to the Boeing 737-823 aircraft bearing United States registration number N961AN and which are filed herewith as Exhibits 4(e)(1), 4(e)(2), 4(e)(3) and 4(e)(4).
Exhibit 99(a) sets forth the details by which such other documents differ from the corresponding documents filed in respect of the aircraft bearing United States registration number N961AN.